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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-48830, 333-43490, 333-72774, 333-92479, 333-92477 and
33-98958 and Form S-3 No. 33-98728) of Cree, Inc. of our report dated July 24, 2002, with respect to the consolidated financial statements of Cree, Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 2002.



                                              /s/ Ernst & Young LLP

Raleigh, North Carolina
August 16, 2002